UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 6, 2005

Hibbett Sporting Goods, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	63-1074067
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

451 Industrial Lane

Birmingham, Alabama 35211

(Address of principal executive offices)

(205) 942-4292

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation F-D Disclosures.

On September 6, 2005, Hibbett Sporting Goods, Inc. announced the estimated number of affected stores by Hurricane Katrina and that the Company is still in the process of assessing the overall damage. Of the Company’s 508 stores, approximately 50 to 60 were impacted by varying degrees with sales interruptions.

In connection with this announcement, Hibbett Sporting Goods, Inc. issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

These exhibits are furnished pursuant to Item 7.01, respectively and shall not be deemed to be “filed”.

Exhibit No.	Description

99.1	Press Release Dated September 6, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTING GOODS, INC.

By:	/s/ Gary A. Smith
Gary A. Smith
Vice President and Chief Financial Officer

September 9, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Dated September 6, 2005

EXHIBIT 99.1

(Hibbett Sporting Goods, Inc. Letterhead)

Contact:	Gary Smith
Vice-President &
Chief Financial Officer
(205) 942-4292

HIBBETT ANNOUNCES INITIAL AFFECT OF HURRICANE KATRINA

BIRMINGHAM, Ala. (September 6, 2005) – Hibbett Sporting Goods, Inc. (NASDAQ/NM: HIBB), a rapidly growing sporting goods retailer, today announced that the Company lost a total of three stores due to Hurricane Katrina and will be assessing insurance claims related to those stores. One of these stores is expected to re-open within the next six to eight weeks. An additional seven stores are currently closed, six of which sustained minor damage and are expected to open shortly. In total, approximately 50 to 60 of Hibbett’s 508 stores have been affected by Hurricane Katrina to varying degrees with sales interruptions related to power outages in Alabama, Louisiana and Mississippi.

Mickey Newsome, Chairman and Chief Executive Officer, noted, "Our first priority during this time is certainly the health and safety of our associates and customers in these affected areas and their families. We have joined with relief agencies in the region to provide assistance to those families."

Hibbett Sporting Goods, Inc. operates sporting goods stores in small to mid-sized markets, predominantly in the Sunbelt, Mid-Atlantic and Midwest. The Company's primary store format is Hibbett Sports, a 5,000-square-foot store located in enclosed malls and dominant strip centers.

A WARNING ABOUT FORWARD LOOKING STATEMENTS: Certain matters discussed in this press release are "forward looking statements" as that term is used in the Private Securities Litigation Reform Act of 1995. Forward looking statements address future events, developments or results and typically use words such as believe, anticipate, expect, intend, plan, forecast, guidance, outlook or estimate. For example, our forward looking statements include statements regarding store re-openings and expected losses from Hurricane Katrina. Such statements are subject to risks and uncertainties that could cause actual results to differ materially. For a complete description of these factors which could affect our business, you should carefully review the "Risk Factors," "Business" and "MD&A" sections in our Annual Report on Form 10-K filed on April 14, 2005 as amended on Form 10-K/A on April 19, 2005, or Quarterly Report on Form 10-Q filed on June 8, 2005 and our most recent prospectus supplement filed May 2, 2003. In light of these risks and uncertainties, the future events, developments or results described by our forward looking statements in this document could turn out to be materially and adversely different from those we discuss or imply. We are not obligated to release publicly any revisions to any forward looking statements contained in this press release to reflect events or circumstances occurring after the date of this report and you should not expect us to do so.

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